Exhibit 99.1
FOR IMMEDIATE RELEASE
e.DIGITAL ANNOUNCES MANAGEMENT REALIGNMENT;
PROVIDES BUSINESS UPDATE AND REVENUE GUIDANCE

Closing $1 Million Note Financing to
Support Growing OEM/ODM Business

(SAN DIEGO, CA. – July 1, 2004) – e.Digital Corporation (OTC: EDIG) today announced a realignment of management responsibilities and a $1 million note financing to support its increasing original equipment manufacturer (OEM) and original design manufacturer (ODM) business. Atul Anandpura, the Company’s senior vice president of engineering/research and development, has been promoted by e.Digital’s Board of Directors to president and chief executive officer. Fred Falk has stepped down as the Company’s president and chief executive officer and resigned from the Board. Falk has been appointed vice president of business development over the Company’s personal video technology platform (PVTP), and will devote fulltime service to managing and growing e.Digital’s in-flight entertainment (IFE) and portable video player/recorder (PVPR) business. Anandpura has also been appointed to the Board position previously held by Falk.

“With the enhancements to our proprietary technology platforms and increasing OEM/ODM business being derived from them, we have realigned management resources to maximize our potential for business and revenue growth,” said Alex Diaz, e.Digital’s Chairman of the Board. “We appreciate Fred’s leadership and many contributions over the last nine years. We are pleased to have Fred’s talents, experience and efforts devoted to our burgeoning IFE and PVPR business opportunities.”

“Atul has proven experience in building and managing effective engineering teams, managing OEM/ODM relationships and has extensive manufacturing, sales, marketing and operations acumen,” said Falk. “I am confident in his leadership and excited to be able to dedicate my full attention to accelerating business and revenue growth through the release of OEM/ODM-branded products derived from our personal video technology platform.”

Diaz continued, “Since his hiring in 1999, Atul Anandpura has worked diligently with our engineering team, turning our engineering and research and development efforts into increasingly sought after OEM/ODM solutions. The Board and the employees of the Company have full confidence in Atul’s leadership. We will work together, with our customers, partners and associates, to realize the potential of e.Digital and our technology platforms.”

“I appreciate the trust the Board has placed in me,” said Anandpura. “We are experiencing increasing business and licensing opportunities, particularly for customized solutions derived from our MicroOS™-based personal video and digital audio technology platforms. For this reason, we have obtained $1 million in subordinated note financing from accredited investors to grow both our San Diego and India-based engineering resources. However, we are only adding engineering resources as we generate new business thereby keeping overall expenditures to a minimum. With Fred and Steve Ferguson fully focused on business development, our management team is now better aligned to close further licensing agreements and support new and existing customers.”

Details of the note financing will be filed by the Company with the Securities and Exchange Commission on Form 8-K upon final closing.

Demand for Digital Audio and Portable Video Platforms Increasing
The Company also announced it is experiencing increasing demand for customized solutions of its proprietary digital audio platform (DAP) utilizing 1” hard disk drives (HDD) from Hitachi, Toshiba, Seagate, Cornice, Magicstor and others. “Because of Seagate’s recent aggressive entry into the 1” HDD space, most of the OEM/ODM customers utilizing our DAP are pushing their product releases into late summer and early fall to take advantage of expected lower HDD costs,” said Anandpura. “We do not expect the delays will effect the sales forecasts provided to us by the OEMs/ODMs.”

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e.Digital’s business derived from its proprietary personal video technology platform is increasing due to recent IFE orders placed by Aircraft Protective Systems (APS) and substantial interest in the Company’s recently developed PVPR. In the quarter ended June 30, e.Digital received orders for 3,270 digEplayer™ units from APS for Alaska Airlines, JetsGo and Hawaiian Airlines. More orders are expected this second fiscal quarter and continuing throughout fiscal 2005.
“Through APS’ excellent sales and marketing efforts, there is an increasing demand from the airlines and other companies in the travel and leisure industry for this powerful, portable entertainment device,” said Falk. “We are working with APS on the next generation digEplayer which will contain enhancements and new features.”

Falk continued, “We are working with satellite and cable providers interested in offering branded versions of our recently unveiled PVPR, featuring 3.5” and 7” screens and DAP capability, to their subscribers, enabling them to take their favorite video and audio content wherever they go. These opportunities have the potential for substantial opening orders because of the large installed subscriber bases of these companies.”

Falk concluded, “While we have experienced delays due mainly to customers exploring the utilization of 1” HDDs instead of 1.8” HDDs, we are also making progress with large Asian OEMs/ODMs on versions of a combined PVPR/DAP.”

Revenue Guidance and Other Developments
Commenting on the Eclipse by Fujitsu Ten (EF10) arbitration process, Anandpura remarked, “Our arbitration demand is proceeding. We remain confident in our position while remaining open to a mutually agreeable settlement through mediation. While an arbitration date has not been set, we expect the arbitration process will be completed before the end of calendar 2004.”

The Company also announced today that it has ceased providing customer support, accessories or repairs for its previous line of branded products discontinued in December 2003. “We are focusing our engineering and technical resources on supporting the growth of our OEM/ODM business,” said Anandpura. “We will honor all warranties and extended warranties until they expire.”

Anandpura continued, “Our current and future business outlook is improving. We are utilizing our engineering resources in San Diego to stay at the forefront of technology developments and integrating them into our proprietary technology platforms, including the incorporation of emerging wireless standards. We are utilizing engineering resources in India for the customization of products based on our technology platforms for our OEM/ODM clients.”

Anandpura concluded, “Most of the business we realized in the June quarter is scheduled to be shipped and accounted for in this fiscal quarter. As of today, we have more than $2 million in booked orders for the first six months of fiscal 2005 (ending September 30, 2004) and, we have received large deposits for many of these orders. With further orders anticipated, we expect to be ahead of last year for the same six month period and record the best fiscal second quarter revenues in e.Digital’s history.”

About e.Digital Corporation: e.Digital Corporation partners with leading original equipment manufacturers (OEMs) and original design manufacturers (ODMs) licensing, designing and providing manufacturing services for OEM/ODM-branded digital video, digital audio and wireless products based on the Company’s proprietary MicroOS™-enabled technology platforms. e.Digital specializes in the delivery and management of open and secure digital content through its Personal Video, Digital Audio, Wireless, and Automotive technology platforms. e.Digital’s services include the licensing of the Company’s MicroOS™, custom software and hardware development, industrial design, and manufacturing services through the Company’s manufacturing partners. For more information about e.Digital and its technology platforms, please visit the company website at www.edigital.com.

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Safe Harbor statement under the Private Securities Litigation Reform of 1995: All statements made in this document, other than statements of historical fact, are forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the businesses of the Company and the industries and markets in which the company operates. Those statements are not guarantees of future performance and involve risks, uncertainties and assumptions that will be difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by those forward-looking statements. More information about potential factors that could affect the Company can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by e.Digital Corporation with the Securities and Exchange Commission (“SEC”). e.Digital Corporation disclaims any intent or obligation to update those forward-looking statements, except as otherwise specifically stated by it.

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CONTACT: e.Digital Corporation: Robert Putnam (858) 679-1504 rputnam@edigital.com

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